SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : MARCH 5, 2003

                          COMMISSION FILE NO. 000-33231


                         HY-TECH TECHNOLOGY GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                                       95-4868120
-----------------------------                   -----------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



                1840 BOY SCOUT DRIVE, FORT MYERS, FLORIDA 33907
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  (239) 278-4111
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)

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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

Effective March 5, 2003, the client-auditor relationship between Hy-Tech Technology Group, Inc., formerly SRM Networks, Inc. (the "Company") and Quintanilla, a Professional Accountancy Corporation ("Quintanilla") ceased as the former accountant was dismissed. On that date, the Company engaged Malone & Bailey, PLLC as its principal independent public accountant. The decision to engage Malone & Bailey, PLLC was made by the Company's Finance and Audit Committee in accordance with Section 301 of the Sarbanes-Oxley Act of 2002. The change is based on the relocation of the Company's principal place of business from California to Florida.

Malone & Bailey, PLLC is succeeding Quintanilla. Quintanilla's report on the financial statements of the Company since its inception on June 8, 2001 through December 31, 2001 and any later interim period up to and including the date the relationship with Quintanilla ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audit of the Company's first and most recent fiscal year ending December 31, 2001 and any later interim period, including the interim period up to and including the date the relationship with Quintanilla ceased, there have been no disagreements with Quintanilla on any matters of accounting principles or practices, financial statement disclosure of auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Quintanilla would have caused Quintanilla to make reference to the subject matter of the disagreement(s) in connection with its report on the Company' financial statements. Since the Company's inception on June 8, 2001, there have been no reportable events as defined in Item 301(a)(1)(v) of Regulation S-K.

The Company has authorized Quintanilla to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Quintanilla review the disclosure and Quintanilla has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with Malone & Bailey, PLLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Quintanilla, the Company's previous independent accountant, as there were no such disagreements or an other reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) from the Company's inception through December 31, 2001 and any later interim period, including the interim period up to and including the date the relationship with Quintanilla ceased. Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue. Malone & Bailey, PLLC has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Malone & Bailey, PLLC did not furnish a letter to the Commission.




c)  Exhibits:

     15.1(1) Letter from Quintanilla, a Professional Accountancy Corporation 15.2(*) LETTER FROM QUINTANILLA, A PROFESSIONAL ACCOUNTANCY CORPORATION

* Filed Herein
(1) Filed with the Form 8-K filed on March 10, 2003

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                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HY-TECH  TECHNOLOGY  GROUP,  INC.

March  13,  2003
/s/  Gary  F.  McNear
---------------------
Gary  F.  McNear
Chief  Executive  Officer

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